2013 Denver Food Symposium Managing Volatility in a Value Economy Wells Fargo Securities January 23, 2013 North America’s oldest, largest and most innovative recycling solutions company serving the nation’s food industry Exhibit 99.1

This presentation contains forward-looking statements regarding the business, operations and prospects of Darling and industry factors affecting it. These statements are identified by words such as “may,” “will,” “begin,” “look forward,” “expect,” “believe,” “intend,” “anticipate,” “should,” “potential,” “estimate,” “continue,” “momentum” and other words referring to events to occur in the future. These statements reflect Darling's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including disturbances in world financial, credit, commodities and stock markets; potential changes in national and foreign regulations affecting the company’s products; a decline in consumer confidence and discretionary spending; the general performance of the U.S. and global economies; global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs, and poultry, thus affecting available rendering feedstock; risks, including future expenditure, relating to Darling’s joint venture with Valero Energy Corporation to construct and complete a renewable diesel plant in Norco, Louisiana and possible difficulties completing and obtaining operational viability with the plant on a timely basis, or at all; risks relating to possible third party claims of intellectual property infringement; risks associated with the development of competitive sources for alternative renewable diesel or comparable fuels; challenges associated with the Company’s ongoing enterprise resource planning system project; economic disruptions resulting from the European debt crisis; and continued or escalated conflict in the Middle East, each of which could cause actual results to differ materially from those projected in the forward-looking statements. Other risks and uncertainties regarding Darling, its business and the industry in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission. Darling is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise. This presentation also contains information about Darling’s adjusted EBITDA, adjusted net income and adjusted earnings per share, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Darling’s financial performance. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States. Forward-Looking Statements 2 recycling solutions company serving the nation’s food industry Darling International is the A Family Heritage ► Darling & Co. was founded in 1882 by the Swift and Darling families to meet the needs of the growing Chicago meat-packing industry. ► Over 130 years old ► Listed as 984 on Fortune 1000 ► Fastest growing public company in Dallas, TX National Presence Pioneers ► Over 120 locations ► Servicing all 50 states ► Largest rendering company in US ► Largest bakery residual recycler in North America ► Largest used cooking oil recycler in North America ► Top organic fertilizer company ► Operating one of the largest private trucking fleets in US ► Approximately 3,300 employees ► 1998 - Began the country’s first continuous biodiesel plant utilizing waste greases ► 2013 – Startup of the nation’s largest animal fat to hydrocarbon recycling facility, designed to produce 9,300 barrels of renewable diesel per day ► 2013– Commissioning “first of a kind” waste extraction unit 3

A History of Transition Feed, Fuel, and Fertilizer Fertilizer & Feed Soap & Fertilizer Animal Fats, UCO, Proteins Feed •Commodity ingredients •Specialized pet food ingredients •Custom aquaculture ingredients Animal Fats, UCO Fuel •Boiler fuels •Biodiesel •Renewable diesel (green diesel) Enriched Animal Proteins Fertilizer •Organic fertilizer UCO – Used Cooking Oil 4

Our Reporting Segments & Business Model Darling International Inc. Route- based Service Provider Fertilizers Specialty Ingredients Renewable Fuels Food Industry Recycler 5

Recently Repositioning its Rendering Segment Our New York Stock Exchange (NYSE) symbol provides a strong connection to both our corporate identity and our 130 years of recycling expertise. It also connects our brand to our owners – the shareholder. We are a PROfessional, PROgressive and PROactive company manufacturing fats & PROteins and PROviding other services in addition to PROducing many different PROducts over a PRO-longed period of time. Innovation permeates our business and culture. We know that to grow our business, we must consistently find new ways to add value to the products and services our customers expect from us. When Darling and Griffin joined together, we realized the opportunity to unify our operations under one brand to provide best-in-class service and products, retaining the century-plus history both companies have forged with their customers. 6

What sets DAR apart? Differentiator National Presence (over 120 locations) Integrated Trucking Value-Added Focus Multi-Specie Plants Integrated Biofuels DAR Regionals Integrated 7

Room to Grow Base Business Large Market DAR Growing Faster Growing Steadily 59 billion pounds DAR Share 13% Raw Materials (animal by-products) 1,109% 1 .1 3 % Market Cap Growth2 U.S. Meat Production1 Note 1: USDA 10-yr CAGR in millions lbs Note 2: Darling 10-yr Market Cap Growth 8

Our Value Proposition Transforming waste streams into value-added ingredients Key Raw Material Streams Target Value Add Strategy Beef Poultry Pork Lamb Bakery Grease Wastewater Sludges Pet foods Aquaculture feeds Biofuels Animal feed Fertilizers Grease management systems Fresh oil systems Tanks Suppliers: • Integrated packers • Regional/niche slaughterers • Food processing • Municipalities Markets: • Animal nutrition • Restaurant trade • Petroleum industry • Golf courses 200,000+ Customers/Suppliers 9

Our Performance Profile • National Presence 1 • Integrated Supply Chain with Built-in Margin Management 2 • Exceptional Customers and Suppliers 3 • Solid Margins 4 • Passionate about Growth 5 Superior Return to Shareholders 10

National Presence 1

Darling Corporate/Regional Offices Darling Facilities Darling Rendering – Processing and Transfer Facilities 12

Darling Bakery Processing and Transfer Facilities Bakery Industry Approximately 3.0 million tons of bakery residuals are created annually Servicing commercial baking, snack, cookie and cracker producers Additional food safety regulations and traceability should help “scrape” rates grow 13

Integrated Supply Chain with Built-in Margin Management 2 14

Revenue Business Model Raw Material/Finished Products Diversified supply of raw material Approximately 75% of our raw material is procured under a processing agreement, whereby margins are established and the risk is shared. The balance is a “fee for service” business. 28.74% 10.10% 24.27% 5.76% 9.65% 19.71% 1.77% Beef Pork Poultry Grocery Used Cooking Oil Bakery Other 15

Revenue/Products Industry Raw Yield Finished Material Factors Product Finished Products % Category (1) Available Protein Fat 28.74% Beef 48% 13.80% 6.90% 6.90% 24.27% Poultry 35% 8.50% 4.61% 3.89% 10.10% Pork 42% 4.25% 2.12% 2.13% 9.65% Used Cooking Oil 70% 6.75% – 6.75% 5.76% Grocery 45% 2.59% 1.30% 1.29% 1.77% Other 35% 0.62% 0.31% 0.31% 80.29% Rendering 36.51% 15.24% 21.27% 19.71% Bakery 41.75% 58.25% 100.00% Total (1) Will differ by raw material supplier and type of material 16

A Significant Portion has a "Built-In Margin"

How We Buy It

- Industry has evolved to a shared risk procurement model
- Pricing protocols reduce exposure to commodity price fluctuation and provide minimum margins
- Raw materials procured under the following pricing arrangements:
  - Formula-based rendering (~70% of total raw material volume)
  - Used cooking oil (~45% of total raw material volume)
  - Bakery residual is 100% formula tied to corn (profit share)

Darling Formula Pricing Example

Indicative Formula Terms

Product	Finished price	Total yield
Animal Fats	$40.00cwt	26%
Protein Meals	$20.00cwt	22%

Note: Yield is based on individual supplier's historical yields and is adjusted as needed

Theoretical Finished Product Sales Value

Product	Finished price	Total yield	Value
Animal Fats	$40.00cwt	26%	$10.40
Protein Meals	$20.00cwt	22%	$ 4.40
Finished product sales value			**$14.80**

Theoretical Darling (Charges)/Rebate to Supplier

Darling conversion cost with Energy adjuster	**($6.00)**
Darling fixed margin	($1.50)
Total processing cost	($7.50)
(Charge) / Rebate to supplier per cwt	**$7.30**

Source: Company Management
Note: When finished product sales value covers Darling's cost and fixed spread, a rebate to the supplier is generated. Conversely, when the finished product sales value is less than Darling's cost and fixed spread, the supplier is charged for the difference.

DAR LISTED NYSE

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DARLING INTERNATIONAL

$1 ,29 7 $ 9 8 4 $1 ,14 5 $1 ,50 1 $1 ,06 2 192 139 195 296 215 0 200 400 600 800 1000 1200 1400 1600 1800 2000 2008 2009 2010 2011 YTD 3Q12 Bakery Revenues Rendering Revenues $ 2 5 5 $ 1 8 4 $ 2 1 1 $ 3 2 3 $ 1 9 4 $53 $19 $26 $71 $51 0 50 100 150 200 250 300 350 400 450 2008 2009 2010 2011 YTD 3Q12 Bakery Rendering Darling Historical Financials (Segments) Revenue ($mm) EBITDA ($mm) 2008 2009 2010 2011 YTD 3Q12 Bakery 26.8% 13.7% 13.3% 24.0% 23.7% Rendering 19.7% 18.7% 18.4% 21.5% 18.3% Total Company 20.7% 18.1% 17.7% 21.9% 19.2% EBITDA % of Revenue $1,489 $1,123 $1,340 $1,797 $203 $237 $394 $308 $245 18 $1,277

Revenue ($ Millions) 19 Factors: - Finished product prices - Raw material volume/yield - Energy - Operating costs – collection & factory

Exceptional Customers & Suppliers 3

Exceptional Customers & Suppliers 21

Solid Margins 4

LTM LTM 5-Year Earnings, EPS and Cash Flow Net Income (US$ millions) EBITDA – CAPEX (US$ millions) Earnings Per Share (US $’s) Note: 2008-2010 EBITDA- CAPEX numbers include proforma of Griffin Industries EBITDA (US$ millions) $237 $133 $176 $334 $226 $0 $50 $100 $150 $200 $250 $300 $350 $400 2008 2009 2010 2011 LTM EBITDA-CAPEX $308 $203 $237 $394 $326 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2008 2009 2010 2011 LTM EBITDA 23 Note: 2008-2010 EBITDA numbers include proforma of Griffin Industries

Historical Financials - Capex Capex (US$ millions) 1 Source: Company Management 1 Griffin capex includes capex and investments, including acquisitions. Note: 2008-2010 includes combined proforma of Griffin Industries $71 $69 $61 $60 $100 $0 $20 $40 $60 $80 $100 $120 2008 2009 2010 2011 LTM Capex 24

Passionate About Growth 5

Passionate About Growth Aug 2008 API Recycling, div of American Proteins Inc. GA Oct 2005 Southeastern Maintenance & Construction Inc. FL, GA Feb 2009 Boca Transport, Inc. GA Dec 2009 Sanimax USA Great Lakes Dec 2010 Griffin Industries SE/Central US Dec 2004 Burrows Industries, Inc. dba Minuteman Pumping So CA Since 2003, Darling has acquired and integrated 10 companies investing over $1.1 Billion May 2006 National By-Products, LLC Midwest US 2004 2005 2006 2007 2008 2009 2010 Dec 2008 J&R Rendering, Inc. NYC metro June 2010 Nebraska By-Products NE, KS July 2007 Ace Grease Service KC metro 2011 2003 Sept. 29, 2012 Stockholders’ Equity $55.3 mill Value creation Market Cap $2.17 bill Market Cap $179.4 mill Stockholders’ Equity $1,035.6 mill +1,773% +1,109% 26

10 Years of DAR Growth 27

Areas for Growth Focus Acquisition of other independent rendering companies New locations for recycling Bakery residuals Integrated oil delivery systems Hexane extraction fat recovery Expansion of Diamond Green Diesel 28

Rendering Companies – Growth Opportunities 29

Fresh Oil System Integrated Oil Delivery & Removal Small footprint Additional storage Delivers fresh oil Monitors usage Collects used oil 30

Hampton Extraction Plant Secondary protein nutrients (SPN), also called dissolved air flotation (DAF) float or skimming's, is a wastewater byproduct that is produced by the poultry industry. Today a majority of this product is land applied. We estimate several billion pounds of this product is available annually. SPN is evaporated in Dublin, GA Trucked to Hampton for extraction Protein and oil are separated Sold as animal feed and fat 31

Diamond Green Diesel 32

Darling Biofuels

The Path to Here

2004
- **Darling begins studying biofuels**

2005
- Tax credit for Biodiesel/ Renewable Diesel implemented
- Darling evaluates Biodiesel product and processes
- RFS 1 implemented- Ethanol only

2006
- Darling evaluates over 20 different biodiesel processes
- Determines that while feasible to make biodiesel from Darling feedstock, impurities within Darling feedstock make for inefficient process
- Darling begins pretreatment work with Desmet-Ballestra

2007-2008
- RFS2 enabling legislation passed (Advanced Biofuel Mandate)
- Tax credit extended
- Darling studies UOP Renewable Diesel process output

2009
- Darling studies UOP process output and undertakes extensive pretreatment & pilot plant testing
- Darling determines Renewable Diesel process is right process for its feedstock
- Begins seeking energy partners

2010
- RFS2 implemented
- Tax credit extended
- Darling partners with Valero (DGD)

2011
- Tax credit expires
- California Air Resource Board implements Low Carbon Fuel Standard
- DGD begins construction

2012
- Tax credit renewed

2Q13
- **Projected startup**

DIAMOND GREEN DIESEL

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DARLING INTERNATIONAL

What is DGD? 50/50 JV with Valero Energy Corporation Construct and operate a 136.7 million gallon Renewable Diesel plant located next to Valero’s 3rd largest oil refinery in Norco, Louisiana using Desmet-Ballestra pre-treatment and UOP eco-fining technologies Agriculture Petroleum $-Millions Total Project Cost $413 (includes working capital) Partners Capital $192 JV DEBT $221 34

Why DGD is Being Built Most economical feedstock available – 1.135 billion pounds annually DGD will be the low cost producer of the highest quality product capable of fulfilling the RFS2 biomass-based diesel mandate D-975 diesel fuel is capable of distribution using existing infrastructure • 136.7 million gallons renewable diesel annually • 21.7 million gallons of LPG’s and Naphtha 35

DGD Feedstock Origination What we use defines our advantage Darling is one of the largest suppliers of animal fats and used cooking oils in the U.S. DGD is expected to consume ~11% of historical 10-year avg. supply of animal fats & used cooking oils DGD will always have available supply of feedstock from Darling; however, DGD has the flexibility to purchase feedstock from other suppliers should that feedstock be more economical Tacoma San Francisco New Orleans Tampa Newark Mexico As ia / Far E as t 36

DGD Margin Foundation How the margins are created RFS2 Mandates Requires minimum annual production of 1 million gallons of biomass-based diesel (ie, biodiesel or renewable diesel only). Renewable RIN valued higher than biodiesel RIN (1.7 vs 1.5) Renewable diesel can be distributed through existing infrastructure (pipeline, tanks, etc). Biodiesel cannot. Renewable Diesel refining process can efficiently use lower cost feed stock (requires specialized pretreatment) Renewable diesel is a superior fuel to biodiesel (for example, no cold- flow issues that biodiesel has) Diamond Green Diesel plant benefits from multiple synergies from its location adjacent to the Valero St. Charles Refinery Renewable Diesel co-products are more valuable than those from biodiesel Renewable Diesel cash processing costs are competitive with biodiesel Diamond Green Diesel is in the right geographic location for: feedstock flow, access to markets for finished product, transportation access Distribution Lower $ Feed Stock Superior Fuel Synergies Co- Products Costs Location 37

RFS2 The Bedrock 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Undifferentiated Advanced Biofuel 1.75 2.00 2.50 3.00 3.50 4.00 4.50 4.50 4.50 5.00 Biomass Based Diesel 1.28 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 Cellulosic 0 1.75 3.00 4.25 5.50 7.00 8.50 10.50 13.50 16.00 0 5 10 15 20 25 4.75 Billions of annual gallons ADVANCED BIOFUELS 3.03 6.50 8.25 10.00 12.00 14.00 16.00 19.00 22.00 • Biomass-based diesel increased to 1.28 billion gallons in 2013 • Biomass-based diesel may be used to fulfill undifferentiated category 38

Canola oil Soybean oil Palm oil Edible tallow Non-edible tallow Choice white grease Poultry fat Yellow grease 4.06 3.83 3.49 2.98 2.98 2.87 2.66 2.47 Cost per gallon of Biofuel 2007-2012 Average Prices ($) DGD primary feedstocks DGD Feedstock & Processing Advantage Hydrogen vs. methanol Energy efficiency Although DGD utilizes much higher pressure and temperature than for biodiesel processing, the process is exothermic – heat generated from the process results in very little actual energy usage during processing 2012 Cost/gallon ($) DGD .12 Biodiesel .16 39

DGD Margin Equation The Bottom Line Item DGD Renewable Diesel Biodiesel (Midwest Soybean) Advantage To: DGD RENEWABLE DIESEL has the ADVANTAGE in: RIN’s value (.22); distribution cost (.15); co-product value (.235); raw material (.62); and processing aid (.04) Note: Above proforma assumes revenue, feedstock and production costs are consistent with projections from 2012 averages. ($ per gallon 2012 average) 40

DAR EBITDA & Pro Forma DGD EBITDA Diamond Green Diesel... Creating a New Market U S $ m ill ion s $383 $243 $271 $464 $314 Above pro forma assumes revenue, feedstock and production costs are consistent with projections Diamond Green Diesel Pro Forma EPS (1) DGD pro forma: (EBITDA minus interest, depreciation and taxes) 2012 – 3rd Qtr. Average Pricing & Estimation Blended Fat Price + Freight = $ 0.4432 / lb. 283,750,000 lbs. x 0.4432 = $125,758,000 $125,758,000 / 34,175,000 gallons = $3.68 / gal. Feedstock Cost Gulf Wholesasle #2 LSD = $ 3.07 / gal. Renewable Diesel RIN Multiplier 1.70 : + $ 1.80 / gal. $ 4.87 / gal. Est. Revenue By-products: + $ 0.29 / gal. $ 5.16 / gal. Revenue Price ($ 3.68 / gal.) Feedstock Cost (Q3 production) 34,175,000 gallons ($ 0.38 / gal.) Production Cost x $ 1.03 / gal. ($ 0.07 / gal.) Distribution Cost EBITDA $ 35,200,250 $ 1.03 / gal. Profit $17,600,125 Darling 50% Based on 1.135 billion lbs. annual feedstock and 136.7 million gallons of renewable diesel 41 Fiscal 3rd Q 2011 2012 EPS - DAR $1.47 $0.31 DGD Pro forma (1) $0.30 $0.07 EPS $1.77 $0.38

North America’s oldest, largest and most innovative recycling solutions company serving the nation’s food industry Q&A 42